UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 29, 2010

Date of Report (Date of earliest event reported)

CEPHEID

(Exact name of Registrant as specified in its charter)

California	000-30755	77-0441625
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

904 Caribbean Drive, Sunnyvale, CA 94089

(Address of principal executive offices) (Zip Code)

(408) 541-4191

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

2006 Equity Incentive Plan

At the Annual Meeting of Shareholders on April 29, 2010, the shareholders of Cepheid approved certain amendments to the Cepheid’s 2006 Equity Incentive Plan (the “EIP”), to effect the following changes:

•	To increase the number of shares of common stock reserved for issuance under the EIP by 3,800,000.

•	To change the equity incentives automatically granted to our outside directors from solely stock options to a combination of a lesser number of stock options and restricted stock units.

•	To clarify the impact of a dissolution, liquidation, merger or asset sale on the vesting of stock options and restricted stock units granted to our outside directors.

The foregoing is a summary of the changes effected by the amendments to the EIP and does not purport to be complete. The foregoing is qualified in its entirety by reference to the EIP, as amended and restated, a copy of which is filed as Exhibit 99.01 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendment to Change in Control Agreements

On April 29, 2010, Cepheid authorized an amendment to our change of control retention and severance agreements (each, an “Amendment” and, collectively, the “Amendments”) with each of our executive officers and vice presidents (each an “Executive”). Each Amendment is to be in the form attached hereto as Exhibit 99.02.

The Amendment provides that the equity incentives subject to acceleration in the event an Executive is terminated by Cepheid without “cause,” or if the Executive resigns following a “diminution of responsibilities,” each as defined in the change of control retention and severance agreement, within the twelve-month period following a change of control of Cepheid, would not be limited to stock options and restricted stock but would cover any other of such Executive’s outstanding equity awards, including restricted stock units, stock appreciation rights, phantom stock rights or stock bonuses, granted or issued by Cepheid to Executive prior to the change of control.

The foregoing is a summary of the Amendments and does not purport to be complete. The foregoing is qualified in its entirety by reference to the form of Amendment, a copy of which is filed as Exhibit 99.02 to this Current Report on Form 8-K.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) The disclosures made under Item 1.01 above are hereby incorporated by reference into this Item 5.02(e).

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) Cepheid held its Annual Meeting of Shareholders on April 29, 2010 (the “Annual Meeting”). Proxies for the Annual Meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended.

(b) The matters described below were voted on at the Annual Meeting and the number of votes cast with respect to each matter was as indicated:

(1) Holders of Cepheid’s common stock voted to elect three directors, each to serve until his or her successor has been elected and qualified or until his or her earlier resignation or removal as follows:

Name	For	Withheld	Non-Votes
Thomas L. Gutshall	41,992,290	335,708	11,962,071
Cristina H. Kepner	41,984,057	333,941	11,962,071
David H. Persing	41,878,930	439,068	11,962,071

(2) Holders of Cepheid’s common stock voted to approve certain amendments to the EIP:

Shares voted in favor:	39,350,288
Shares voted against:	2,932,847
Shares abstaining:	34,863
Non-Votes	11,962,071

(3) Holders of Cepheid’s common stock voted to ratify the appointment of Ernst & Young LLP as its independent registered public accounting firm for the fiscal year ending December 31, 2010:

Shares voted in favor:	53,973,419
Shares voted against:	246,636
Shares abstaining:	60,014
Non-Votes	0

Item 8.01.	Other Events.

On April 29, 2010, the Compensation Committee of the Board of Directors of Cepheid approved Cepheid’s 2010 annual grants of restricted stock units (“RSUs”) and options to purchase shares of its common stock (“Options”) to its executives. Each RSU and Option was granted pursuant to the EIP and each Option has an exercise price of $20.47 per share, the closing price of Cepheid common stock on the NASDAQ stock market on the date of grant.

Each Option will become vested and exercisable with respect to 25% of the shares on the one-year anniversary of the date of grant, and with respect to 2.083% of the shares each month thereafter, until such time as the Option is vested and exercisable with respect to all of the shares, subject to the continuing employment of the optionee on each vesting date.

Each RSU will become vested with respect 25% of the shares on the one-year anniversary of the date of grant, and with respect to 6.25% of the shares each quarterly anniversary thereafter, until such times as the RSU is vested with respect to all of the shares, subject to the continuing employment of the RSU holder on each vesting date.

Grants to certain of these executives are set forth below.

Name and Title	Number of Shares subject to Options	Number of RSUs
John L. Bishop Chief Executive Officer	175,000	20,000

Nicolaas (‘Nico’) Arnold Executive Vice President, Worldwide Commercial Operations	0	5,500

Peter J. Dailey, Ph.D. Senior Vice President, Research and Development	39,000	15,000

Russell K. Enns, Ph.D. Senior Vice President, Regulatory and Clinical Affairs, Quality System and Reimbursement	39,000	4,333

Kerry Flom, Ph.D. Senior Vice President, Clinical Affairs and Regulatory Submissions	20,000	0

Laurie King Senior Vice President, Human Resources	39,000	4,333

Robert J. Koska Senior Vice President, U.S. Sales Operations	21,000	2,333

Andrew D. Miller Senior Vice President, Chief Financial Officer	39,000	20,000

David H. Persing, M.D., Ph.D. Executive Vice President, Chief Medical and Technology Officer	48,750	5,417

Humberto Reyes Executive Vice President, Chief Operating Officer	48,750	5,417

Joseph H. Smith Senior Vice President, Business Development and General Counsel	39,000	5,000

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Title

99.01	2006 Equity Incentive Plan, as amended and restated.

99.02	Form of Amendment to Change of Control Retention and Severance Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHEID

Date: May 3, 2010	By:	/s/ ANDREW D. MILLER
	Name:	Andrew D. Miller
	Title:	Senior Vice President, Chief Financial Officer

Exhibit List

Exhibit No.	Exhibit Title

99.01	2006 Equity Incentive Plan, as amended and restated.

99.02	Form of Amendment to Change of Control Retention and Severance Agreement.